EXHIBIT 32(a)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SSI Surgical Services, Inc. (the “Company”) on Form 10-Q for the period ending March 28,2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christopher E. Tihansky, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

Date: May 7, 2004

/s/ CHRISTOPHER E. TIHANSKY

Christopher E. Tihansky Chief Executive Officer and President

A signed original of this written statement required by Section 906 has been provided to SSI Surgical Services, Inc. and will be retained by SSI Surgical Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.